AMENDMENT TO THE
                         PRINCIPAL INVESTORS FUND, INC.
                         DISTRIBUTION PLAN AND AGREEMENT
                            ADVISORS PREFERRED CLASS

Amendment effective as of the 10th day of December, 2002 to the Distribution Plan and Agreement Advisors Preferred Class executed and entered into by and between Principal Investors Fund, Inc., a Maryland Corporation, and Princor Financial Services Corporation, an Iowa corporation, on the 15th day of September, 2000 (and including all subsequent amendments) is hereby amended by deleting Appendix A and adding the following Appendix A thereto:

                                                           Series

         ------------------------------------------------    -----------------------------------------------
         Balanced Fund                                       MidCap Value Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         Bond and Mortgage Securities Fund                   Money Market Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         Capital Preservation Fund                           Partners LargeCap Blend Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         Government Securities Fund                          Partners LargeCap Blend Fund I
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         High Quality Intermediate-Term Bond Fund            Partners LargeCap Growth Fund I
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         High Quality Long-Term Bond Fund                    Partners LargeCap Growth Fund II
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         High Quality Short-Term Bond Fund                   Partners LargeCap Value Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         International Emerging Markets Fund                 Partners MidCap Blend Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         International Fund I                                Partners MidCap Growth Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         International SmallCap Fund                         Partners MidCap Value
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LargeCap Blend Fund I                               Partners SmallCap Growth Fund I
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LargeCap Growth Fund                                Partners SmallCap Growth Fund II
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LargeCap S&P 500 Index Fund                         Partner SmallCap Value Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LargeCap Value Fund                                 Partners SmallCap Value Fund I
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2010 Fund                                  Partners LargeCap Growth Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2020 Fund                                  Partners SmallCap Blend Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2030 Fund                                  Preferred Securities Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2040 Fund                                  Real Estate Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2050 Fund                                  SmallCap Blend Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime Strategic Income Fund                      SmallCap Growth Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         MidCap Blend Fund                                   SmallCap S&P 600 Index Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         MidCap Growth Fund                                  SmallCap Value Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         MidCap S&P 400 Index Fund
         ------------------------------------------------    -----------------------------------------------

IN WITNESS WHEREOF, the parties have duly executed this Amendment on the date first written above


Princor Financial Services Corporation           Principal Investors Fund, Inc.


by: /s/A. S. Filean                          by: /s/R. C. Eucher
   ---------------------------------------      -------------------------------
     A. S. Filean, Senior Vice President          R. C. Eucher, President

                                AMENDMENT TO THE
                         PRINCIPAL INVESTORS FUND, INC.
                         DISTRIBUTION PLAN AND AGREEMENT
                              ADVISORS SELECT CLASS

Amendment effective as of the 10th day of December, 2002 to the Distribution Plan and Agreement Advisors Select Class executed and entered into by and between Principal Investors Fund, Inc., a Maryland Corporation, and Princor Financial Services Corporation, an Iowa corporation, on the 15th day of September, 2000 (and including all subsequent amendments) is hereby amended by deleting Appendix A and adding the following Appendix A thereto:

                                                           Series

         ------------------------------------------------    -----------------------------------------------
         Balanced Fund                                       MidCap Value Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         Bond and Mortgage Securities Fund                   Money Market Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         Capital Preservation Fund                           Partners LargeCap Blend Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         Government Securities Fund                          Partners LargeCap Blend Fund I
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         High Quality Intermediate-Term Bond Fund            Partners LargeCap Growth Fund I
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         High Quality Long-Term Bond Fund                    Partners LargeCap Growth Fund II
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         High Quality Short-Term Bond Fund                   Partners LargeCap Value Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         International Emerging Markets Fund                 Partners MidCap Blend Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         International Fund I                                Partners MidCap Growth Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         International SmallCap Fund                         Partners MidCap Value
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LargeCap Blend Fund I                               Partners SmallCap Growth Fund I
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LargeCap Growth Fund                                Partners SmallCap Growth Fund II
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LargeCap S&P 500 Index Fund                         Partner SmallCap Value Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LargeCap Value Fund                                 Partners SmallCap Value Fund I
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2010 Fund                                  Partners LargeCap Growth Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2020 Fund                                  Partners SmallCap Blend Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2030 Fund                                  Preferred Securities Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2040 Fund                                  Real Estate Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2050 Fund                                  SmallCap Blend Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime Strategic Income Fund                      SmallCap Growth Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         MidCap Blend Fund                                   SmallCap S&P 600 Index Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         MidCap Growth Fund                                  SmallCap Value Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         MidCap S&P 400 Index Fund
         ------------------------------------------------    -----------------------------------------------

IN WITNESS WHEREOF, the parties have duly executed this Amendment on the date first written above


Princor Financial Services Corporation          Principal Investors Fund, Inc.


by: /s/A. S. Filean                          by: /s/R. C. Eucher
   ---------------------------------------      -------------------------------
     A. S. Filean, Senior Vice President          R. C. Eucher, President

                                AMENDMENT TO THE
                         PRINCIPAL INVESTORS FUND, INC.
                         DISTRIBUTION PLAN AND AGREEMENT
                                  SELECT CLASS

Amendment effective as of the 10th day of December, 2002 to the Distribution Plan and Agreement Advisors Select Class executed and entered into by and between Principal Investors Fund, Inc., a Maryland Corporation, and Princor Financial Services Corporation, an Iowa corporation, on the 10th day of June, 2002 (and including all subsequent amendments) is hereby amended by deleting Appendix A and adding the following Appendix A thereto:

                                                           Series

         ------------------------------------------------    -----------------------------------------------
         Balanced Fund                                       MidCap Value Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         Bond and Mortgage Securities Fund                   Money Market Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         Capital Preservation Fund                           Partners LargeCap Blend Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         Government Securities Fund                          Partners LargeCap Blend Fund I
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         High Quality Intermediate-Term Bond Fund            Partners LargeCap Growth Fund I
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         High Quality Long-Term Bond Fund                    Partners LargeCap Growth Fund II
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         High Quality Short-Term Bond Fund                   Partners LargeCap Value Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         International Emerging Markets Fund                 Partners MidCap Blend Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         International Fund I                                Partners MidCap Growth Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         International SmallCap Fund                         Partners MidCap Value
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LargeCap Blend Fund I                               Partners SmallCap Growth Fund I
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LargeCap Growth Fund                                Partners SmallCap Growth Fund II
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LargeCap S&P 500 Index Fund                         Partner SmallCap Value Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LargeCap Value Fund                                 Partners SmallCap Value Fund I
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2010 Fund                                  Partners LargeCap Growth Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2020 Fund                                  Partners SmallCap Blend Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2030 Fund                                  Preferred Securities Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2040 Fund                                  Real Estate Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime 2050 Fund                                  SmallCap Blend Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         LifeTime Strategic Income Fund                      SmallCap Growth Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         MidCap Blend Fund                                   SmallCap S&P 600 Index Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         MidCap Growth Fund                                  SmallCap Value Fund
         ------------------------------------------------    -----------------------------------------------
         ------------------------------------------------    -----------------------------------------------
         MidCap S&P 400 Index Fund
         ------------------------------------------------    -----------------------------------------------

IN WITNESS WHEREOF, the parties have duly executed this Amendment on the date first written above


Princor Financial Services Corporation           Principal Investors Fund, Inc.


by: /s/A. S. Filean                           by: /s/R. C. Eucher
   ---------------------------------------       ------------------------------
     A. S. Filean, Senior Vice President           R. C. Eucher, President